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                                                                       EXHIBIT A



     The undersigned agree that a statement on Schedule 13D to be filed with the Securities and Exchange Commission on October 4, 1995, will be filed on behalf of each of them.


                         DM ASSOCIATES LIMITED PARTNERSHIP

                           By: New DM Management Associates I,
                                General Partner

                              By: /s/ Charles Nirenberg
                                 ------------------------
                                    Charles Nirenberg,
                                      Managing Partner

                         NEW DM MANAGEMENT ASSOCIATES I

                         By: /s/ Charles Nirenberg
                            -----------------------------
                            Charles Nirenberg,
                              Managing Partner

                         /s/ Charles Nirenberg
                         --------------------------------
                         Charles Nirenberg

                         /s/ Mitchell J. Kupperman
                         --------------------------------
                         Mitchell J. Kupperman